UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☒

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

HOPFED BANCORP, INC.

(Name of Registrant as Specified In Its Charter)

Stilwell Value Partners I, L.P.

Stilwell Value Partners VI, L.P.

Stilwell Activist Fund, L.P.

Stilwell Associates, L.P.

Stilwell Associates Insurance Fund
of the S.A.L.I. Multi-Series Fund L.P.

Stilwell Value LLC
Stilwell Advisers LLC

Joseph Stilwell

Robert Bolton

John P. O'Grady

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The Stilwell Group

111 Broadway, 12th Floor

New York, NY 10006

(212) 269-1551

INFO@STILWELLGROUP.COM

April 17, 2013

Dear Fellow HFBC Owner,

Under the current Management and Board, our Bank has earned poor returns for the owners for a long time.

•	Average return on equity has been below 3% in 3 of the last 4 years.
•	CEO John Peck’s salary has been increased by the Board every year since the turn of the millennium, including in these difficult times.
•	Their dilutive capital raise in 2010 reduced book value by 25%!
•	Dividends are a mere 2 pennies per quarter.
•	The executive officers and directors as a group (11 people) own less than 4% of our Company.
•	HFBC pays for Mr. Peck and Mr. Bennett’s country club dues, as well as the lease payment on Mr. Peck’s car.
•	Nine days after announcing the Sumner acquisition, CEO John Peck sold 10,000 shares at 75% of tangible book value. Two months prior, Mr. Peck received a cash bonus of $58,750.
•	Net interest margin has been decreasing for the last 3 years.
•	The efficiency ratio has been deteriorating for the last 3 years.
•	The problematic balance sheet carries TRuPS, repos, and high-cost FHLB advances, and only 43% of deposits are core deposits.
•	Years back, they leveraged an interest rate bet with a swap that still carries a $1.1M market loss today.
•	When John Peck became CEO and President of the Bank in 2000, there were 30 employees, which was the equivalent of 1 employee for every $7.7M of bank assets. Today, with 270 employees, there is 1 employee for every $3.6M of assets. They sure like to grow, but it hasn’t benefitted us.

And now they want to buy another bank? We think the Sumner acquisition is a bad idea and should be canceled. IN LIGHT OF THE SHORTCOMINGS LISTED ABOVE, HOW CAN WE TRUST THEM TO INTEGRATE ANOTHER BANK?

If Management can’t earn decent returns at our Bank, perhaps the Board should find a well-managed buyer for our Company.

Sincerely,

Joseph Stilwell

Proxy

This proxy is solicited by the Stilwell Group in opposition to the Board of Directors of HopFed Bancorp, Inc. for the 2013 Annual Meeting of Stockholders

This solicitation is not being made by the Board of Directors of HopFed Bancorp, Inc.

The undersigned hereby appoints Ms. Corissa Briglia, Mr. Charles W. Garske, Mr. Bruce H. Goldfarb, Ms. Megan Parisi, and Mr. Spencer L. Schneider, and each of them, attorneys and agents with full power of substitution, as Proxy for the undersigned, to vote all shares of common stock, par value $0.01 per share, of HopFed Bancorp, Inc. ("HopFed Bancorp" or the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the Heritage Bank located at 4155 Lafayette Road, Hopkinsville, Kentucky, on Wednesday, May 15, 2013, at 3:00 p.m., local time, or any adjournments or postponements thereof and at any meeting called in lieu thereof (the "Annual Meeting").

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. **Unless otherwise specified, this proxy will be voted "FOR" the election of the Stilwell Group's Nominee for election as director as noted on the reverse, "FOR" the ratification of the appointment of Rayburn, Bates & Fitzgerald P.C. as the Company's independent registered public accounting firm for 2013, "AGAINST" the Company's non-binding proposal to approve its executive compensation, FOR "1 Year" with respect to the Company's non-binding proposal regarding future advisory votes on executive compensation, and "AGAINST" approval of the HopFed Bancorp, Inc. 2013 Long-Term Incentive Plan.** This proxy revokes all prior proxies given by the undersigned.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 15, 2013. The Stilwell Group's Proxy Statement and form of GREEN proxy card are available at www.myproxyonline.com/HopFedBancorp.

For registered shares, your proxy must be received by 11:59 P.M. Central Daylight Time on May 14, 2013.

IMPORTANT: PLEASE SIGN AND DATE ON THE REVERSE SIDE.

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

The Stilwell Group recommends that you vote "FOR" the election of the Stilwell Group's Nominee, Robert Bolton, as a director, "FOR" the ratification of the appointment of Rayburn, Bates & Fitzgerald P.C. as the Company's independent registered public accounting firm, "AGAINST" the Company's non-binding proposal to approve its executive compensation, FOR "1 Year" with respect to the Company's non-binding proposal regarding future advisory votes on executive compensation, and "AGAINST" the approval of the HopFed Bancorp, Inc. 2013 Long-Term Incentive Plan.

1. ELECTION OF DIRECTORS

– To elect Mr. Robert Bolton

☐ FOR ☐ WITHHOLD

The Stilwell Group intends to use this proxy to vote for the persons who have been nominated by the Company to serve as Directors, other than the Company nominee noted below. There is no assurance that the candidates nominated by the Company will serve as Directors if the Stilwell Group's Nominee is elected. You should refer to the Company's proxy statement and form of proxy distributed by the Company for the name, background, qualifications and other information concerning the Company's nominees. The Stilwell Group is NOT seeking authority to vote for and will NOT exercise any authority for Thomas Miller.

Note: If you wish to withhold authority from voting on persons who have been nominated by the Company to serve as Director other than Thomas Miller, write the name of the Company nominee in the following space: ______________________

2. RATIFICATION OF THE APPOINTMENT OF RAYBURN, BATES & FITZGERALD P.C. AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR HOPFED BANCORP, INC. FOR THE YEAR ENDING DECEMBER 31, 2013.

☐ FOR ☐ AGAINST ☐ ABSTAIN

3. ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION.

☐ FOR ☐ AGAINST ☐ ABSTAIN

4. ADVISORY VOTE ON THE FREQUENCY OF HOLDING FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION.

☐ 1 YEAR ☐ 2 YEARS ☐ 3 YEARS ☐ ABSTAIN

5. APPROVAL OF THE HOPFED BANCORP, INC. 2013 LONG-TERM INCENTIVE PLAN.

☐ FOR ☐ AGAINST ☐ ABSTAIN

In his or her discretion, each Proxy is authorized to vote upon such other business that may properly come before the Annual Meeting and any and all adjournments or postponements thereof, as provided in the Proxy Statement provided herewith.

Dated: ______________________

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Signature

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Title

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Signature (if held jointly)

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Title

Please sign exactly as your name(s) appear on the proxy card(s) previously sent to you. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporation name by the President or other duly authorized officer. If a partnership, please sign in partnership name by authorized person. This proxy card votes all shares held in all capacities.

PLEASE SIGN, DATE, AND MAIL THIS PROXY CARD TODAY.

▲ **PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.** ▲

Electronic Voting Instructions

You can vote by Internet or telephone! Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Central Daylight Time, on May 14, 2013.

Vote by Internet

- Log on to the Internet and go to www.myproxyonline.com
- Follow the steps outlined on the secured website.

Vote by telephone

- Call toll free 1-866-437-4543 within the USA, US territories & Canada any time on a touch tone telephone. There is **NO CHARGE** to you for the call.